SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 28, 2005

Date of Report (date of earliest event reported)

CYPRESS BIOSCIENCE, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Executive Drive, Suite 325

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (858) 452-2323

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

On September 28, 2005, we issued a joint press release with Forest Laboratories announcing results from our first Phase III clinical trial of milnacipran being tested for Fibromyalgia Syndrome.  The text of this press release is set forth as Exhibit 99.1.  On September 28, 2005, we also issued a press release announcing that we will hold a conference call to discuss the results from this clinical trial.  The text of this press release is set forth as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits:

99.1               Press Release dated September 28, 2005 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc announce results of phase III study for milnacipran as a treatment for fibromyalgia.”

99.2               Press Release dated September 28, 2005 titled “Cypress Bioscience to Hold Conference Call.”

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS BIOSCIENCE, INC.

	By:	/s/ Jay D. Kranzler
Jay D. Kranzler
Chief Executive Officer

Date: September 28, 2005

INDEX TO EXHIBITS

99.1	Press Release dated September 28, 2005 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc Announce Results of Phase III Study for Milnacipran as a Treatment for Fibromyalgia.”
99.2	Press Release dated September 28, 2005 titled “Cypress Bioscience to Hold Conference Call.”